For additional information, contact:
Mark Fusler Director of Financial Reporting and Investor Relations investor_relations@cavco.com
News Release	Phone: 602-256-6263 On the Internet: www.cavco.com
FOR IMMEDIATE RELEASE
CAVCO INDUSTRIES APPOINTS STEVEN W. MOSTER TO BOARD OF DIRECTORS

Experienced Public Company Chief Executive Officer Will Contribute Significant Strategic, Organizational, and Operational Expertise to Board

PHOENIX, AZ, January 29, 2020 – Cavco Industries, Inc. (NASDAQ: CVCO) today announced that its Board of Directors (“Board”) appointed Steven W. Moster as an independent director of the Company’s Board, effective January 27, 2020. Steve is the President and Chief Executive Officer, and a member of the Board of Directors, of Viad Corp (NYSE: VVI), a position he has held since 2014. Viad Corp is a member of the S&P Small Cap 600 and is headquartered in Phoenix, Arizona.
With a market capitalization of approximately $1.4 billion, Viad operates through two business units: (1) GES (a global, full-service live events company offering a comprehensive range of services to the world’s leading brands and event organizers); and (2) Pursuit (a collection of inspiring and unforgettable travel experiences that includes world-class recreational attractions, unique hotels and lodges, food and beverage, retail, sightseeing and ground transportation services). Under Steve’s leadership, Viad has outperformed the Russell 2000 in Total Shareholder Return for each of the past five years.
This appointment brings the current membership of the Cavco Board to seven directors, six of whom are independent. Steve will also serve as the chair of the Company’s Compensation Committee and will replace Rich Kerley who has stepped down from his seat on the Compensation Committee.
“Steve is a superb addition to our Board,” commented Steve Bunger, non-executive Chairman of the Board of Cavco. Mr. Bunger added that, “Steve is a seasoned chief executive officer, leading a well-established public company. In his role with Viad, Steve’s strategic focus, operational execution and growth plan implementation have resulted in significant gains for Viad shareholders. We are very fortunate to have found a director such as Steve to add to our Board, and we are confident that he will be a valuable contributor to both Cavco and our Board.”
“I’m very excited that Cavco found a new director of the caliber of Steve to add as our seventh director,” added Bill Boor, President and Chief Executive Officer of Cavco and a member of the Cavco Board. “His experience and perspective will complement the strong Board we’ve been able to develop at Cavco. I also know that Steve will be a valuable resource to me given the similar roles that we hold at our respective companies and I’m really looking forward to working with him to continue Cavco’s success.”
“I am excited for the opportunity to join Cavco’s Board and work with the Board and management team to increase profitability and shareholder value,” said Steve Moster. He continued, “Affordable housing serves an important societal need and I believe Cavco is well positioned for growth and strong financial returns in this sector. I look forward to partnering with Bill and the Cavco leadership team to help achieve these goals.”
Mr. Moster received a Bachelor of Engineering from Vanderbilt University in 1993 and a Masters of Business Administration from the Tuck School of Business at Dartmouth College in 2000. Steve lives in the Phoenix area with his wife and daughter.

About Cavco Industries, Inc.

Cavco Industries, Inc., headquartered in Phoenix, Arizona, designs and produces factory-built housing products primarily distributed through a network of independent and Company-owned retailers. The Company is one of the largest producers of manufactured homes in the United States, based on reported wholesale shipments, marketed under a variety of brand names including Cavco, Fleetwood, Palm Harbor, Fairmont, Friendship, Chariot Eagle, Lexington, and Destiny. The Company is also one of the leading producers of park model RVs, vacation cabins and systems-built commercial structures, as well as modular homes. Cavco's mortgage subsidiary, CountryPlace Mortgage, is an approved Fannie Mae and Freddie Mac seller/servicer, a Ginnie Mae mortgage-backed securities issuer that offers conforming mortgages, non-conforming mortgages and home-only loans to purchasers of factory-built homes. Our insurance subsidiary, Standard Casualty, provides property and casualty insurance to owners of manufactured homes.

Forward-Looking Statements

Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In general, all statements that are not historical in nature are forward-looking. Forward-looking statements are typically included, for example, in discussions regarding the manufactured housing and site-built housing industries; our financial performance and operating results; and the expected effect of certain risks and uncertainties on our business, financial condition and results of operations. All forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, our actual results or performance may differ materially from anticipated results or performance. Factors that could cause such differences to occur include, but are not limited to: our ability to successfully integrate past acquisitions or future acquisitions and the ability to attain the anticipated benefits of such acquisitions; the risk that any past or future acquisition may adversely impact our liquidity; involvement in vertically integrated lines of business, including manufactured housing consumer finance, commercial finance and insurance; information technology failures or cyber incidents; curtailment of available financing from home-only lenders; availability of wholesale financing and limited floor plan lenders; our participation in certain wholesale and retail financing programs for the purchase of our products by industry distributors and consumers, which may expose us to additional risk of credit loss; significant warranty and construction defect claims; our contingent repurchase obligations related to wholesale financing; market forces and housing demand fluctuations; net losses were incurred in certain prior periods and our ability to generate income in the future; a write-off of all or part of our goodwill; the cyclical and seasonal nature of our business; limitations on our ability to raise capital; competition; our ability to maintain relationships with independent distributors; our business and operations being concentrated in certain geographic regions; labor shortages and the pricing and availability of raw materials; unfavorable zoning ordinances; loss of any of our executive officers; organizational document provisions delaying or making a change in control more difficult; volatility of stock price; general deterioration in economic conditions and turmoil in the credit markets; governmental and regulatory disruption, including federal government shutdowns; extensive regulation affecting manufactured housing; potential financial impact on the Company from the subpoenas we received from the SEC, including the risk of potential litigation or regulatory action, and costs and expenses arising from the SEC subpoenas and the events described in or covered by the SEC subpoenas, which include the Company's indemnification obligations and insurance costs regarding such matters, and potential reputational damage that the Company may suffer; and losses not covered by our director and officer insurance may be large, adversely impacting financial performance; together with all of the other risks described in our filings with the Securities and Exchange Commission. Readers are specifically referred to the Risk Factors described in Item 1A of the 2019 Form 10-K, as may be amended from time to time, which identify important risks that could cause actual results to differ from those contained in the forward-looking statements. Cavco expressly disclaims any obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. Investors should not place undue reliance on any such forward-looking statements.